RECISSION OF
                            STOCK PURCHASE AGREEMENT

     This Recission of Stock Purchase Agreement ("Recission Agreement") is made effective this 19th day of July, 2000, by and between, CyberAmerica Corporation ("CYA"), a Nevada corporation with principal offices at 268 West 400 South, Salt Lake City, Utah 84101 and A-Z Oil, L.L.C., a Utah limited liability company, A-Z Professional Consultants, Inc., a Utah corporation, A-Z Professional Consultants, Inc., Retirement Trust, a Utah private trust, the David Michael L.L.C., a Utah limited liability company, and the Alexander Senkovski L.L.C. a Utah limited liability company (collectively, the "Sellers") each with principal offices at 268 West 400 South, salt Lake City, Utah 84101, with respect to the following:

                                    RECITALS

     WHEREAS, CYA and the Sellers entered into a Stock Purchase Agreement dated April 19, 2000, (the "Agreement") a copy of which is attached hereto as Exhibit "AA" and incorporated herein by this reference;

     WHEREAS, the CYA and the Sellers now desire to cancel and rescind the Agreement


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, CYA and the Sellers hereby agree as follows:

     1.   That the Agreement is hereby canceled and rescinded; and

     2. CYA and the Sellers hereby agree to return whatever consideration and shares of stock that they received under the terms of the Agreement; and

     3. CYA and the Sellers hereby agree to cross indemnify each other and hold one another harmless for any injury which may arise as a result of canceling and rescinding the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

DATED this 19th day of July, 2000.

CyberAmerica Corporation,                     A-Z Professional Consultants, Inc.
a Nevada corporation                            a Utah corporation,

By:  /s/Richard Surber                        By:/s/BonnieJean C. Tippetts
   -------------------------                  -------------------------------
Richard Surber, President                     BonnieJean C. Tippetts, President

A-Z Oil, L.L.C.,                              A-Z professional Consultants, Inc.
a Utah limited liability company              Retirement Trust

By:  /s/BonnieJean C. Tippetts                By:  /s/BonnieJean C. Tippetts
   -----------------------------------        ----------------------------------
BonnieJean C. Tippetts, Agent / Manager       BonnieJean C. Tippetts, Trustee

David Michael, L.L.C.,                        Alexander Senkovski L.L.C.
a Utah limited liability company              a Utah limitedliability company

By:  /s/BonnieJean C. Tippetts                By:  /s/BonnieJean C. Tippetts
   -----------------------------------        ----------------------------------
BonnieJean C. Tippetts, Agent / Manager       BonnieJean C. Tippetts, Trustee

                                   Exhibit "AA"

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement ("Agreement") is made effective this 19th day of April, 2000, by and between, CyberAmerica Corporation ("CYA"), a Nevada corporation with principal offices at 268 West 400 South, Salt Lake City, Utah 84101 and A-Z Oil, L.L.C., a Utah limited liability company, A-Z Professional Consultants, Inc., a Utah corporation, A-Z Professional Consultants, Inc., Retirement Trust, a Utah private trust, the David Michael L.L.C., a Utah limited liability company, and the Alexander Senkovski L.L.C. a Utah limited liability company (collectively, the "Sellers") each with principal offices at 268 West 400 South, salt Lake City, Utah 84101, with respect to the following:

                                    RECITALS

     WHEREAS, the Sellers collectively own 146,000 shares of FFP Partners, L.P. common stock ("FFP Partners Shares"); and

     WHEREAS, CYA desires to purchase the FFP Partners Shares from the Sellers, but desires to pay for such shares with shares of its restricted common stock rather than cash, pursuant to a written contract as set forth below; and

     WHEREAS, the Sellers are willing to accept, on a pro rata basis as set forth on Exhibit "A" attached hereto and incorporated herein by reference a total of 55,620 shares of CYA's restricted common stock ("CyberAmerica Shares") in consideration for 146,000 shares of FFP Partners, L.P. common stock that CYA is purchasing from the Sellers.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, CYA and the Sellers hereby agree as follows:

1. Purchase and Sale of Stock

     Upon the terms and conditions contained herein, CYA agrees to purchase, and the Sellers agree to sell, the FFP Partners Shares of stock valued at the bid price of $1.00 per share as quoted on the AMEX on April 18, 2000, in exchange for the CyberAmerica Shares valued at the bid price of $2.625 per share as quoted on the OTC BB on April 18, 2000, which price the parties hereby agree is fair and reasonable.

2. Delivery of Stock.

     Upon execution of this Agreement ("Closing"), the certificates for the CyberAmerica Shares of stock to be exchanged under this Agreement shall be delivered to the Sellers on a pro rata basis as described on Exhibit "A" and the FFP Partners Shares shall be delivered to CYA not later than 5 business days after Closing. CYA is relying upon the representations made by the Sellers in making this exchange of stock.




3. Representation and Warranties of the Sellers:

     a. The Sellers are purchasing the CyberAmerica Shares for their own account and not with a view towards distribution within the meaning of the Securities Act of 1933, as amended (the "Act"). The Sellers hereby acknowledge that they have been advised and are aware that (i) CYA is relying upon an exemption under the Act predicated upon the Seller's representations and warranties contained in this Agreement, and (ii) the CyberAmerica Shares delivered to the Sellers pursuant to this Agreement will be "restricted stock" within the meaning of the rules and regulations (the "Rules") promulgated by the United States Securities and Exchange Commission ("SEC") pursuant to the Act. Unless, and until, the CyberAmerica Shares are registered under the Act, they will be subject to limitations upon resale set forth in the Rules or in other administrative interpretations by the SEC in effect at the time of the proposed sale or other disposition.

     b. The Sellers have received all of the information they consider necessary or appropriate for determining whether to purchase the CyberAmerica Shares. The Sellers are familiar with the business, affairs, risks and properties of CYA. The Sellers have had an opportunity to ask questions of and receive answers from CYA, its officers, directors and other representatives regarding the CyberAmerica Shares and the terms and conditions of the purchase of the CyberAmerica Shares. The Sellers have had the opportunity to obtain any additional information CYA possesses or could acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished.

     c. The Sellers have such knowledge and expertise in financial and business matters that they are capable of evaluating the merits and substantial risks of an investment in the CyberAmerica Shares and are able to bear the economic risks relevant to the purchase of the CyberAmerica Shares hereunder.

     d. The Sellers are relying solely upon independent consultation with their professional, legal, tax and accounting advisors and such others as the Sellers deem to be appropriate in connection with the purchase of the CyberAmerica Shares; the Sellers have been advised to, and have consulted with, their professional tax and legal advisors with respect to any tax consequences associated with the purchase of the CyberAmerica Shares.

     e. The Sellers recognize that an investment in the securities of CYA involves substantial risk and understands all of the risk factors related to the purchase of the CyberAmerica Shares.

     f.   The  Sellers   understand   that  there  may  be  no  market  for  the
          CyberAmerica Shares.

     g. The Sellers' financial condition is such that the Sellers are under no present or contemplated future need to dispose of any portion of the CyberAmerica Shares to satisfy any existing or contemplated undertaking, need or indebtedness.

     h. Without in any way limiting the representations set forth above, the Sellers hereby further agree not to make any disposition of all or any portion of the CyberAmerica Shares unless and until:

          (1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (2) The Sellers shall have notified CYA of the proposed disposition and shall have furnished CYA with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by CYA, the Sellers shall have furnished CYA with an opinion of counsel, in form that is reasonably satisfactory to CYA and its counsel, that such disposition will not require registration under the Act.

     i. It is understood that the certificates evidencing the CyberAmerica Shares will bear substantially the following legends:


          "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act") nor qualified under the securities laws of any states, and have been issued in reliance upon exemptions from such registration and qualification for nonpublic offerings. Accordingly, the sale, transfer, pledge, hypothecation, or other disposition of any such securities or any interest therein may not be accomplished except pursuant to an effective registration statement under the Act and qualification under applicable State securities laws, or pursuant to an opinion of counsel, satisfactory in form and substance to CYA, to the effect that such registration and qualification are not required."

     j. The Sellers confer full authority upon CYA (i) to instruct its transfer agent not to transfer any of the CyberAmerica Shares until it has received written approval from CYA and (ii) affix the legend in subparagraph (i) above to the face of the certificate or certificates representing the CyberAmerica Shares.

     k. The Sellers understand that CYA is relying upon the Sellers' representations and warranties as contained in this Agreement in consummating the sale and transfer of the CyberAmerica Shares without registering them under the Act or any law. Therefore, the Sellers hereby agree to indemnify CYA against, and hold CYA harmless from, all losses, liabilities, costs, penalties and expenses (including attorney's fees) which may arise as a result of a sale, exchange or other transfer of the CyberAmerica Shares other than as permitted under this Agreement. The Sellers hereby further understand that CYA will make an appropriate notation on its transfer records of the restrictions applicable to the CyberAmerica Shares.

4. Representations and Warranties of CYA. CYA hereby represents and warrants that:

     a. CYA is a corporation duly organized, validly existing under the laws of the State of Nevada.

     b. CYA has all necessary corporate power and authority under the laws of Nevada and all other applicable provisions of law to own its properties and other assets now owned by it, to carry on its business as now being conducted, and to execute and deliver and carry out the provisions of this Agreement.

     c. All corporate action on the part of CYA required for the lawful execution and delivery of this Agreement and the issuance, execution and delivery of the CyberAmerica Shares has been duly and effectively taken. Upon execution and delivery, this Agreement will constitute a valid and binding obligation of CYA, enforceable in accordance with its terms, except as the enforceability may be limited by applicable bankruptcy, insolvency or similar laws and judicial decisions affecting creditors' rights generally.

5. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants made by the Sellers and CYA in this Agreement shall survive the purchase, sale, and exchange of the CyberAmerica Shares and the FFP Partners Shares.

6. Transfer Agent Instructions. CYA's transfer agent will be instructed to issue one or more stock certificates representing the Common Stock set forth in Section 1 above, with the restrictive legend set forth in Section 3 above, in the name of the Sellers, as depicted on Exhibit "A" and will be advised that the CyberAmerica Shares have been issued pursuant to Rule 144 of the Securities Act of 1933. CYA hereby further warrants that no stop transfer instructions other than instructions to issue the CyberAmerica Shares will be given to its transfer agent and that these shares shall be freely transferable on the books and records of CYA, subject to compliance with applicable securities laws.

7. Stock Delivery Instructions. The CyberAmerica Share certificates shall be delivered to the Sellers at such times and places to be mutually agreed. The FFP Partners Share certificates shall be delivered to CYA at such times and places to be mutually agreed.

8. Governing Law. This Stock Purchase Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah, without regard to its law on the conflict of laws. Any dispute arising out of this Stock Purchase Agreement shall be brought in a court of competent jurisdiction in Salt Lake City, Utah.

9.   Miscellaneous

     A. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

          To the attention of the President at the address first indicated above for the respective entity, or any new address which the parties may hereafter designate by notice. All notices shall be deemed to have been given as of the date of receipt.

     B. Entire Agreement. This instrument sets forth the entire agreement between the parties hereto and no prior or contemporaneous written or oral statement or agreement shall be recognized or enforced.

     C. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect. The clauses and provisions which the

          Court determines are void, illegal or unenforceable shall be limited so that they remain in effect to the extent permissible by law.

     D. Assignment. Neither party may assign this Agreement without the express written consent of the other party. However, if the other party consents to the assignment such assignment will be bind and inure to the benefit of the assignee.

     G. Waiver of Jury Trial. To the extent permitted by law, the parties hereby irrevocably waive a jury trial in the event of litigation. The parties included this provision because of the cost and delay of a jury trial and because the parties believe that a jury trial would not be necessary to resolve any dispute or claim between them.

     H. Attorney's Fees. If either party institutes legal action or other proceedings (including, but not limited to, arbitration) to enforce or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties, the successful or prevailing party will be entitled to recover reasonable attorney's fees. Attorney's fees shall include fees for appeals, collections and other expenses incurred in such action or proceeding. Legal fees shall be awarded in addition to any other relief to which the prevailing party may be entitled.

     I. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer any rights or remedies upon any person other than the parties hereto and their successors.

     J. Facsimile Counterparts. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

     K. Further Assurances. At any time and from time to time, after the date of this Agreement, each party will execute such additional instruments and take such actions as are reasonably necessary to confirm or perfect title to the Shares or otherwise to carry out the intent and purposes of this Agreement.

     L. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right or remedy at law, or in equity, and may be enforced concurrently herewith. No waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time, this Agreement may be amended by a writing signed by all affected parties. Any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     M. Headings. The section and subsection headings in this Agreement are inserted for convenience only. In the event of a conflict between a heading and the text of this Agreement, the text shall control the meaning and interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

         DATED this 27th day of April, 2000.

                  CyberAmerica Corporation,
                  a Nevada corporation ("CYA")

                  By:   /s/ Richard Surber
                  ---------------------------
                  Richard Surber, President

                  A-Z Oil, L.L.C.,
                  a Utah limited liability company

                  By: /s/ BonnieJean C. Tippetts
                  ---------------------------
                  BonnieJean C. Tippetts, Manager

                   A-Z Professional Consultants, Inc.,
                  a Utah corporation,

                  By:/s/ BonnieJean C. Tippetts
                  ---------------------------
                  BonnieJean C. Tippetts, President

                  A-Z professional Consultants, Inc., Retirement Trust, a Utah private trust,
                  ---------------------------
                  By: /s/ BonnieJean C. Tippetts

                  BonnieJean C. Tippetts, Agent

                  David Michael L.L.C.,
                  a Utah limited liability company,

                  By:/s/ BonnieJean C. Tippetts
                  ---------------------------
                  BonnieJean C. Tippetts, Agent

                  Alexander Senkovski L.L.C.,
                  a Utah limited liability company (collectively, the "Sellers")

                  By:/s/ BonnieJean C. Tippetts
                  ---------------------------
                  BonnieJean C. Tippetts, Agent

                                   Exhibit "AB"

Number of FFP Partners Shares being sold to the CyberAmerica Corporation:

A-Z Oil, L.L.C.                            23,900 shares   = 16.36%
A-Z Professional Consultants, Inc.         18,500 shares  = 12.67%
A-Z Professional Consultants, Inc.,
  Retirement Trust                          4,200 shares   =   2.87%
David Michael, L.L.C.                      84,700 shares   = 58.01%
Alexander Senkovski, L.L.C.                14,700 shares   = 10.06%
                                     --------------------------------
                                        = 146,000 shares

The number of restricted shares of CyberAmerica common stock that the Sellers shall receive on a pro rata basis in exchange for the FFP Shares is set forth below.

A-Z Oil, L.L.C.                            16.36% = 9,105 shares
A-Z Professional Consultants, Inc.         12.67% = 7,048 shares
A-Z Professional Consultants, Inc.,
  Retirement Trust                          2.87% = 1,600 shares
David Michael, L.L.C.                      58.01% = 32,267 shares
Alexander Senkovski, L.L.C.                10.06% = 5,600 shares
                                     --------------------------------
                                            = 55,620 shares